EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NextMart, Inc. (the “Company”) on Form 10-KSB for the fiscal year ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffery Zhen Li, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery Zhen Li
Jeffery Zhen Li, Chief Financial Officer and Secretary
Date: July 13, 2007